Exhibit 99.1

Safety and Efficacy of Long-Acting Growth Hormone Somavaratan (VRS-317) in Children with GHD:Effects of Dose Change in the Second Treatment Year G.M. Bright1, W.V. Moore2, H.J. Nguyen3, G.B. Kletter4, B.S. Miller5, P.Y. Fechner6, D. Ng7, E. Humphriss1 and J.L. Cleland1 1Versartis, Inc. Menlo Park, CA; 2Children’s Mercy Hospital, Kansas City, MO; 3Sierra Medical Research, Clovis, CA; 4Mary Bridge Children’s Hospital, Tacoma, WA;5University of Minnesota, Minneapolis, MN; 6Seattle Children’s Hospital, Seattle, WA; 7Research Point Global, Inc, Austin, TX   Disclosures: This research was funded by Versartis, Inc. Somavaratan is an investigational agent. G.M. Bright and E. Humphriss are employees and stockholders of Versartis, Inc. J.L. Cleland is a consultant for Versartis, Inc.    Background: •Children with growth hormone deficiency (GHD) are often treated for multiple years    with daily injections of recombinant human growth hormone (rhGH) replacement therapy; daily rhGH products are the only approved therapy for GHD.    •A significant proportion of patients have compliance issues with daily rhGH injections,1 which can compromise treatment effects.2 •Furthermore, the effectiveness of treatment with daily rhGH products diminishes with    each treatment year.3,4 •There is a clinical need for a safe and effective long-acting form of rhGH that can improve compliance and whose effectiveness is sustained beyond the first year.    •Development of a long-acting form of rhGH with long-term effectiveness can potentially reduce treatment burden, resolve compliance issues, and improve overall treatment    outcomes. Methods: •This long-term extension study followed the 6-month, randomized, open-label, safety and efficacy stage of a Phase 1b/2a study (ClinicalTrials.gov Identifier: NCT01718041)    evaluating 3 somavaratan dosing regimens conducted in 25 pediatric endocrinology clinics in the United States. Figure 2. Extension Study Schema Figure 1. Somavaratan Structure-Function    Mean peak IGF-I SDS increased with increased dosing given between 12–18 months The anticipated decline in 2nd year HV was not observed with 3.5 mg/kg somavaratan    Conclusions: •Transitioning patients to the Phase 3 somavaratan dose (3.5 mg/kg twice-monthly) at the start of the 2nd year of treatment led to an increase in mean peak IGF-I SDS, with    similar safety profiles pre- and post-dose increase. •After 18 months of continuous exposure to somavaratan and at least 6 months at the    Phase 3 dose, the anticipated decline in 2nd-year HV was not observed. Safety and Efficacy of Long-Acting Growth Hormone Somavaratan (VRS-317) in Children with GHD:    Effects of Dose Change in the Second Treatment Year G.M. Bright1, W.V. Moore2, H.J. Nguyen3, G.B. Kletter4, B.S. Miller5, P.Y. Fechner6, D. Ng7, E. Humphriss1 and J.L. Cleland1    1Versartis, Inc. Menlo Park, CA; 2Children’s Mercy Hospital, Kansas City, MO; 3Sierra Medical Research, Clovis, CA; 4Mary Bridge Children’s Hospital, Tacoma, WA;    5University of Minnesota, Minneapolis, MN; 6Seattle Children’s Hospital, Seattle, WA; 7Research Point Global, Inc, Austin, TX    Disclosures: This research was funded by Versartis, Inc. Somavaratan is an investigational agent. G.M. Bright and E. Humphriss are employees and stockholders of Versartis, Inc. J.L. Cleland is a consultant for Versartis, Inc.    References: 1. Rosenfeld and Bakker. Endocrine Practice. 2008;14:143-154; 2. Cutfield et al. PloS One; 2011;6:e16223;    3. Bakker et al. Hormone Res. 2008;97:P2-d1-327; 4. Ranke and Lindberg. J Clin Endocrinol Metab. 2010;95(3):1229-1237;    5. Cleland et al. J Pharm Sci. 2012;101:2744-2754; 6. Yuen et al. J Clin Endocrinol Metab. 2013;98:2595-2603; 7. Bright et    al. Hormone Res Paediatrics. 2014;82(Suppl 1):P-D-1-3-171. Acknowledgments: The study was sponsored by Versartis, Inc. We thank ResearchPoint Global for managing the clinical trial, Symphony    Clinical Research™ for conducting home visits, Investigators and coordinators for excellent patient care, and patients and    their families for their participation in the study. Ingrid Koo, PhD, provided editorial support for preparation of the poster.    Somavaratan (VRS-317): A Long-Acting Form of rhGH •Somavaratan is a novel fusion protein of rhGH with amino acid sequences (XTEN)    attached to the N- and C-termini (Figure 1). •Somavaratan has a longer half-life than rhGH in animals and adult GHD patients, as well    as more durable insulin-like growth factor-I (IGF-I) responses than those of previously studied rhGH products.5,6 •Results of a 6-month Phase 1b/2a study7 of weekly, twice-monthly, or monthly dosing    of somavaratan in pre-pubertal children with GHD (N=64) previously showed that the 6-month annualized height velocity (HV) with somavaratan was comparable to that of age-   matched historic controls, with no unexpected or serious adverse events.4 •A Phase 3 randomized, multi-   center, open-label, noninferiority trial comparing twice-monthly somavaratan (3.5 mg/kg) vs.daily rhGH in pediatric GHD is    ongoing (ClinicalTrials.gov Identifier: NCT02339090). Objective: •In this ongoing, long-term extension study, we evaluated whether somavaratan at the    Phase 3 dose (3.5 mg/kg) given between 12–18 months of treatment can offset the decrease in HVs commonly seen during the second year of daily rhGH treatment.    •Subjects had GHD confirmed by short stature, 2 or more growth hormone stimulation tests, IGF-I standard deviation (SDS) scores, and a delayed bone age. •In the 6-month Phase 2a stage of the study, subjects were randomized to somavaratan    1.15 mg/kg weekly, 2.5 mg/kg twice-monthly, or 5.0 mg/kg monthly for 6 months. •At the start of the extension study, subjects in the 1.15 mg/kg weekly group were    switched to 3.5 mg/kg twice-monthly. Subjects in the 5.0 mg/kg monthly and 2.5 mg/kg twice-monthly groups received the same Phase 2a dose for the first 6 months of the    extension study, then increased dose to 3.5 mg/kg twice-monthly (Figure 2). •Peak (Day 4) IGF-I SDS and mean HV were compared before and after the dose change.    Results: Subject Disposition and Characteristics •63 of 64 enrolled pre-pubertal GHD children completed the 6-month study of weekly,    twice-monthly, or monthly dosing (5.0 mg/kg per month). •56 subjects have completed 18 months of treatment.    •The mean age at Month 18 was 9.28 years; all but 2 subjects remained pre-pubertal. Results (cont.): Pharmacodynamics •Increasing the dose in the twice-monthly dose group (n=17) from 2.5 to 3.5 mg/kg    somavaratan led to increased mean peak IGF-I SDS from -0.30 ± 1.2 to 0.32 ± 1.6 (P=0.007, paired t-test; Figure 3). •At the 3.5 mg/kg dose across all cohorts (n=56), there were three IGF-I SDS > 2 and none > 3.    Efficacy •The anticipated decline in 2nd year HV was not observed with the 3.5 mg/kg dose:    •The anticipated decline from the first to the second year is between 1.4 and 2.4 cm (for 3- to 11-year-old GHD children) or approximately 2 cm/year.3,4    •During the initial 12 months of treatment, mean HV was 7.9 ± 2.1 cm/year and 8.5 ± 2.1 cm/year for subjects in the 5.0 mg/kg monthly and 2.5 mg/kg twice-   monthly dose groups, respectively (Figure 4). •After 18 total months of treatment, the last 6 months at 3.5 mg/kg twice-monthly,    the mean (annualized) 12-18 month HV was 8.1 ± 2.4 cm/year and 8.3 ± 1.8 cm/year for each dose group, respectively. Safety    •Treatment-related adverse events (AEs) between 12-18 months were reported in 7 patients (12.5%) with the 3.5 mg/kg dose.    •Only mild and transient treatment-related AEs were observed. •Injection site pain or discomfort decreased with time on treatment, with only 4 subjects    (7.1%) reporting pain or discomfort between 12-18 months. •Safety profiles were similar pre- and post-dose increase.    LBP-1267 Presented at the 54th Annual Meeting of the European Society for Paediatric Endocrinology. October 1-3, 2015. Barcelona, Spain    0 2 4 6 8 10 12 14 0–12 Months 12–18 Months Mean Height Velocity,cm/year 5.0 mg/kg Monthly (n=21) 2.5 mg/kg Twice-Monthly (n=17)   Figure 4. Mean HV (±SD) Before and After Somavaratan Dose Increase Figure 3. Pharmacodynamics Response to Increased Somavaratan Dose (n=17) Initial Dose Group IGF- I SDS (Mean ± SD)   -2 -1.5 -1 -0.5 0 0.5 1 1.5 2.5 mg/kg Twice-Monthly 3.5 mg/kg Twice-Monthly -0.30 ± 1.2 0.32 ± 1.6 Upper Therapeutic Range Lower Therapeutic Range    3.5 mg/kg Twice-Monthly Immunogenicity •Anti-drug antibodies were detected but had no significant effect on PK, PD, safety, or    efficacy. 5.00 mg/kg Monthly Somavaratan Dose Interval Phase 2a Extension Study 2.50 mg/kg Twice-Monthly 1.15 mg/kg Weekly 5.00 mg/kg    Monthly 2.50 mg/kg Somavaratan Dose Interval 6–12 Months 12–18 Months (ongoing) 0–6 Months Exhibit 99.1